Exhibit 99.1

ESSA Securityholders Approve Acquisition by XenoTherapeutics

SOUTH SAN FRANCISCO, USA AND VANCOUVER, CANADA, October 6, 2025 – ESSA Pharma Inc. (NASDAQ: EPIX) (“ESSA” or the “Company”) is pleased to announce that its Securityholders (as defined below) have approved the acquisition of all of the issued and outstanding common shares of the Company (the “Common Shares” and the holders of such Common Shares, the “Shareholders”) by XenoTherapeutics Inc. (“Xeno”), a non-profit biotechnology company, by way of a statutory plan of arrangement (the “Transaction” or the “Arrangement”) at the special meeting of Securityholders held today (the “Meeting”).

The special resolution approving the Arrangement was approved by: (i) 99.83% of the votes cast by Shareholders present in person or represented by proxy at the Meeting, (ii) 99.85% of the votes cast by Shareholders, holders of options to purchase Common Shares of the Company, holders of pre-funded Common Share purchase warrants of the Company (collectively, the “Securityholders”), present in person or represented by proxy at the Meeting, voting together as a single class, and (iii) 99.48% of the votes cast by Shareholders present in person or represented by proxy at the Meeting, excluding for this purpose the votes required to be excluded pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

At the Meeting, Shareholders also approved: (a) on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement by 99.51% of the votes cast by Shareholders present in person or represented by proxy at the Meeting; and (b) in the event the Arrangement is terminated, (1) the voluntary liquidation and dissolution of the Company by 99.77% of the votes cast by Shareholders present in person or represented by proxy at the Meeting and (2) the appointment of PricewaterhouseCoopers LLP or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company with authorization for the board of directors of the Company to set the remuneration of the liquidator by 99.79% of the votes cast by Shareholders present in person or represented by proxy at the Meeting.

The Arrangement is subject to the approval of the Supreme Court of British Columbia (the “Court”) and other customary closing conditions. The Court hearing for the final order to approve the Arrangement is expected to take place on October 7, 2025, and the completion of the Arrangement is expected to occur on or about October 9, 2025.

About ESSA Pharma Inc.

ESSA is a pharmaceutical company that was previously focused on developing novel and proprietary therapies for the treatment of patients with prostate cancer. For more information, please visit www.essapharma.com.

About XenoTherapeutics, Inc.

XenoTherapeutics Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education. For more information, please visit www.xenotx.org.

Forward Looking Statements

This communication, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend,” statements that an action or event “may,” “might,” “could,” “should,” or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements regarding the proposed timing and completion of the Transaction, and other statements that are not statements of historical facts.

In this communication, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, the Company’s business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Transaction and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. Forward-looking statements may be based on various material assumptions, and are subject to risks and uncertainties, including but not limited to those related to (i) the completion of the Transaction on anticipated terms and timing, including obtaining required securityholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against the Company, Xeno, XOMA Royalty Corporation or their respective directors or officers, including the effects of any outcomes related thereto; (iii) potential exposure or liability relating to the due bill communication matter that occurred on August 25, 2025, (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) the accuracy of the Company’s financial projections; (x) general business, market and economic conditions; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) competitive responses to the Transaction; (xvi) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K dated December 17, 2024, under the heading “Risk Factors,” a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xvii) the risks and uncertainties that are described in the definitive proxy statement and management information circular for the Company’s securityholders filed with the U.S. Securities and Exchange Commission on August 11, 2025 (the “Definitive Proxy Statement”) and supplemental proxy statement dated September 24, 2025 (together with the Definitive Proxy Statement, the “Proxy Statement”) available from the sources indicated above.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.